UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 8, 2012

Live Nation Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2012, the board of directors (the “Board”) of Live Nation Entertainment, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Bylaws”).

The principal changes made to the Bylaws were to the procedures for the election of directors and the required vote contained in Section 2.11 of the Bylaws, and reflect a change from a plurality voting standard to a majority voting standard in elections where the number of directors proposed for election equals the number of Board seats to be filled. A plurality voting standard has been retained in situations where there are more Board nominees than seats to fill in any particular election. The Board concurrently adopted a policy on majority voting that states, among other things, that the Board expects each incumbent director who is nominated for re-election to the Board to tender his or her resignation from the Board if he or she fails to receive the required number of votes for re-election in accordance with the Bylaws, which resignation would become effective if and when the Board or a duly authorized committee of the Board determines to accept such resignation.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated Bylaws of Live Nation Entertainment, Inc., filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Also on June 8, 2012, the Company held its annual meeting of stockholders for 2012 (the “Annual Meeting”).

(b) At the Annual Meeting:

1. James L. Dolan, Ariel Emanuel, Gregory B. Maffei and Randall T. Mays were elected as Class III directors to serve for a term of three years expiring in 2015 or until their successors are elected and qualified;

2. an advisory resolution was passed in favor of the Company’s executive compensation; and

3. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2012 fiscal year.

The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors

Nominees	For	Withheld	Broker Non-Votes
James L. Dolan	118,933,123	41,620,295	7,412,544
Ariel Emanuel	137,818,127	22,735,291	7,412,544
Gregory B. Maffei	119,651,785	40,901,633	7,412,544
Randall T. Mays	121,205,431	39,347,987	7,412,544

Proposal No. 2 – Advisory Vote on the Company’s Executive Compensation

For	Against	Abstained	Broker Non-Votes
92,611,434	64,875,601	3,066,383	7,412,544

Proposal No. 3 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2012

For	Against	Abstained
167,885,756	62,506	17,700

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Live Nation Entertainment, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Kathy Willard
Kathy Willard
Executive Vice President and Chief Financial Officer

June 13, 2012

EXHIBIT LIST

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Live Nation Entertainment, Inc.